UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 15, 2014

(Exact Name of Registrant as Specified in Its Charter)

Ohio	001-33653	31-0854434
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Fifth Third Center 38 Fountain Square Plaza, Cincinnati, Ohio	45263
(Address of Principal Executive Offices)	(Zip Code)

(800) 972-3030

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 15, 2014, the Board of Directors of Fifth Third Bancorp (the “Company”) approved and adopted an amendment to the Company’s Code of Regulations effective immediately. The Board approved these amendments pursuant to authority granted by shareholders at the Annual Meeting of Shareholders held on April 20, 2010.

The Board amended Article II, Section 11 of the Code of Regulations to add an advance notice provision. Pursuant to this amendment, if a shareholder wishes to present either (1) a proposal relating to director nominations or (2) a proposal relating to a matter other than director nominations, other than a proposal offered pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, the shareholder must comply with the procedures contained in Article II, Section 11 of the amended Code of Regulations. These procedures include timely notice to the Secretary of the Company of such proposal, specific requirements as to the form of notice and content of the proposal, and detailed disclosures regarding the shareholder’s ownership and voting interests in Company securities as well as descriptions of all agreements, arrangements and understandings between the proposing shareholder and others.

For a notice to be timely with respect to shareholder nominations of directors or any other proposal to be properly brought before an annual meeting, a notice must be received by the Secretary of the Company no later than 60 days prior to the one year anniversary of the preceding year’s annual meeting and no earlier than 90 days prior to that date. For the Company’s 2015 Annual Meeting of Shareholders, such notices must be received by the Secretary no earlier than January 15, 2015 and no later than February 14, 2015.

The advance notice provisions set different deadlines if an annual meeting is scheduled for more than 30 days before or more than 60 days after the one year anniversary date of the previous year’s annual meeting. The amended Code of Regulations also establish procedures for special meetings of shareholders.

The preceding description is qualified in its entirety by reference to the Company’s Code of Regulations, as amended, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 3.1	Code of Regulations of Fifth Third Bancorp, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH THIRD BANCORP
(Registrant)

September 17, 2014	/s/ MARY E. TUUK
Mary E. Tuuk
Executive Vice President of Corporate Services and Board Secretary